September 1, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 20549

Re:	OFFITBANK Investment Fund, Inc.
Registration No. 33-70116, 811-8036


Dear Sir or Madam:

	On behalf of the OFFITBANK Investment Fund, Inc. (the "Registrant"), and pursuant to Rule 497 (e) under the Securities Act of 1933, as amended, the undersigned hereby submits this filing with respect to the Registrant's prospectus and statement of additional information, each dated April 30, 1999, as supplemented May 13, 1999. In the event you have any questions concerning this filing, please do not hesitate to call me at 302-791-1079.


Very truly yours,


/s/ David C. Lebisky

David C. Lebisky
Assistant Secretary


cc:	Kevin Rupert, Division of Investment Management
	Stephen Wells, Esq.
	Vincent M. Rella
	Michael Kagan
	Peter J. O'Rourke, Esq.




            The OFFITBANK Investment Fund, Inc.

           Supplement Dated September 1, 1999 to
             Prospectus dated: April 30, 1999,
               as supplemented, May 13, 1999


The discussion under "Management of the Funds - Investment
Adviser" is hereby amended to replace the second paragraph with the following:

On September 1, 1999, OFFITBANK Holdings, Inc., the sole shareholder of OFFITBANK, merged with the Wachovia Corporation ("Wachovia"). Wachovia is a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. At June 30, 1999, Wachovia had $67 billion in assets and ranked 16th among U.S. banking firms. OFFITBANK will continue to operate under its own name as a distinct Wachovia company and it is not anticipated that the investment process or personnel at OFFITBANK will be affected by the merger.

Under the Investment Company Act of 1940, as amended, the advisory agreement between each Fund and OFFITBANK may have automatically terminated, by its own terms, as a result of the merger. At a Shareholders Meeting on July 30, 1999, shareholders of each Fund approved a new advisory agreement between each Fund and OFFITBANK to take effect as of the consummation of the merger to ensure the uninterrupted provision of services to the Funds.


             The OFFITBANK Investment Fund, Inc.

            Supplement Dated September 1, 1999 to
          Statement of Additional Information dated:
         April 30, 1999, as supplemented, May 13, 1999


The discussion under "Management of the Company  - Investment
Adviser" is hereby amended to replace the second paragraph with the following:

On September 1, 1999, OFFITBANK Holdings, Inc., the sole shareholder of OFFITBANK, merged with the Wachovia Corporation ("Wachovia"). Wachovia is a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. At June 30, 1999, Wachovia had $67 billion in assets and ranked 16th among U.S. banking firms. OFFITBANK will continue to operate under its own name as a distinct Wachovia company and it is not anticipated that the investment process or personnel at OFFITBANK will be affected by the merger.

Under the Investment Company Act of 1940, as amended, the advisory agreement between each Fund and OFFITBANK may have automatically terminated, by its own terms, as a result of the merger. At a Shareholders Meeting on July 30, 1999, shareholders of each Fund approved a new advisory agreement between each Fund and OFFITBANK to take effect as of the consummation of the merger to ensure the uninterrupted provision of services to the Funds.


The discussion under "Management of the Company - Directors and Officers" is hereby supplemented by adding the following Director to the list of Directors:

Stephen  M.  Peck:   Investment  Officer,  Gildner  Gagnon,  Howe
& Co. LLC (1989-Present); Director, Harnischfeger, Inc. and
Fresenius Medical Care; one additional director position with the OFFITBANK Fund complex.

Mr. Peck was elected as a Director by the Shareholders of the Funds at the July 30, 1999 Shareholders Meeting.